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                                                                      EXHIBIT 21


                            WASTE INDUSTRIES, INC.
                 WHOLLY-OWNED SUBSIDIARIES PRE-REORGANIZATION

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          Name                         State  Subsidiary Since
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KABCO of North Carolina, Inc.           NC         4/1/96
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Waste Enterprises, Inc.                 NC         4/1/96
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Waste Industries East, Inc.             NC         4/1/96
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North Mecklenburg Sanitation, Inc.      NC         4/1/96
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Waste Industries South, Inc.            SC         4/2/96
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Waste Industries of Georgia, Inc.       NC        3/11/98
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ECO Services, Inc.                      GA        3/31/98
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WI-ACS, Inc.                            NC        3/31/98
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Waste Industries of Tennessee, LLC      NC         5/6/98
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Dumpsters, Inc.                         TN        6/16/98
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Reliable Trash Service, Inc.            MD        6/29/98
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Railroad Avenue Disposal, Inc.          MS        8/28/98
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Trans Waste Services, Inc.              GA        9/19/98
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Curb Appeal New Home Services, Inc.     NC        9/16/98
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Waste Services of Decatur, LLC          NC        1/13/99
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Liberty Waste Lending Company, LLC      NC        1/26/99
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Waste Industries of Virginia, LLC       NC        2/10/99
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Old Kings Road Solid Waste, Inc.        FL        4/14/99
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Quick-Way Salvage, Inc.                 VA        11/9/99
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Southern Waste Services, Inc.           MS       11/15/99
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Southern Waste of Alabama, Inc.         AL       11/15/99
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S. & S. Enterprises, Inc.               MS       11/15/99
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Laurens County Landfill, LLC            NC         2/9/00
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Sampson County Disposal, Inc.           NC        5/26/00
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WasteStream Services, LLC               GA        6/22/00
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Safeguard Landfill Management, Inc.*    GA        2/27/90
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Shamrock Environmental, Inc. **         GA         9/6/00
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Waste Holdings, Inc.                    NC        9/28/00
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Waste Industries Mergeco, LLC           NC        9/28/00
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*  A wholly-owned subsidiary of WasteStream Services, LLC
** A wholly-owned subsidiary of Trans Waste Services, Inc.
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                             WASTE HOLDINGS, INC.
                 WHOLLY-OWNED SUBSIDIARIES POST-REORGANIZATION

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          Name                            State
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Waste Industries, LLC                      NC
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KABCO of North Carolina, Inc.              NC
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Waste Enterprises, Inc.                    NC
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Waste Industries East, Inc.                NC
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North Mecklenburg Sanitation, Inc.         NC
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Waste Industries South, Inc.               SC
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Waste Industries of Georgia, Inc.          NC
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ECO Services, Inc.                         GA
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WI-ACS, Inc.                               NC
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Waste Industries of Tennessee, LLC         NC
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Dumpsters, Inc.                            TN
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Reliable Trash Service, Inc.               MD
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Railroad Avenue Disposal, Inc.             MS
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Trans Waste Services, Inc.                 GA
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Curb Appeal New Home Services, Inc.        NC
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Waste Services of Decatur, LLC             NC
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Liberty Waste Lending Company, LLC         NC
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Waste Industries of Virginia, LLC          NC
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Old Kings Road Solid Waste, Inc.           FL
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Quick-Way Salvage, Inc.                    VA
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Southern Waste Services, Inc.              MS
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Southern Waste of Alabama, Inc.            AL
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S. & S. Enterprises, Inc.                  MS
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Laurens County Landfill, LLC               NC
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Sampson County Disposal, Inc.              NC
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WasteStream Services, LLC                  GA
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Safeguard Landfill Management, Inc.*       GA
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Shamrock Environmental, Inc. **            GA
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*  A wholly-owned subsidiary of WasteStream Services, LLC
** A wholly-owned subsidiary of Trans Waste Services, Inc.